UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

SPHERIX INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, FL 2 New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 992-9260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2012, Spherix Incorporated (the “Company”) and Transfer Online, Inc. (“TOI”) entered into an Assignment and Assumption of Rights Agreement (the “Assignment”) to that certain Rights Agreement, effective January 1, 2013 (valid through December 31, 2017, referred to herein as the “Rights Agreement”) originally entered into between the Company and Equity Stock Transfer (“EST”), and previously filed by the Company on Form 8-K with the Securities and Exchange Commission on January 30, 2013.  The Assignment of the Rights Agreement is to replace EST as the Rights Agent and to appoint TOI as the successor Rights Agent, effective July 15, 2016.

The foregoing description of the Assignment does not purport to be complete and is qualified in its entirety by reference to the Assignment, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

1.1	Assignment and Assumption of Rights Agreement, dated as of June 16, 2016 by and between Spherix Incorporated and Transfer Online Inc., as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated

Date: June 21, 2016	By:	/s/ Anthony Hayes
	Name:	Anthony Hayes
	Title:	Chief Executive Officer